UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

FORM N-Q

JANUARY 31, 2014

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 111.8%
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	175,000	EUR	$270,541	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	1,117,721	(a)

Total Auto Components					1,388,262

Automobiles - 0.5%
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	146,000	EUR	200,424
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,300,000		1,316,841	(b)

Total Automobiles					1,517,265

Diversified Consumer Services - 0.4%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	171,996	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	190,000	GBP	326,553
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	461,663	GBP	896,977	(a)

Total Diversified Consumer Services					1,395,526

Hotels, Restaurants & Leisure - 1.9%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	650,000		632,125	(a)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	250,000		226,250	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,020,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,470,000		1,433,250
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,290,000
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	468,367	GBP	870,973
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	450,000		469,125	(a)

Total Hotels, Restaurants & Leisure					5,941,723

Media - 7.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,715,225
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	142,962	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	140,000	EUR	199,713	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	142,652	(a)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,104,218	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,095,000
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,730,000		1,909,335	(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	300,000		318,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,465,362	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		766,080	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,054,503
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,805,394	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	483,000	EUR	705,164	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,629,504	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,261,068	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,444,848	(a)
Videotron Ltd, Senior Notes	7.125%	1/15/20	2,000,000	CAD	1,946,128	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	7.000%	1/15/18	900,000	GBP	1,537,210
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	2,004,089

Total Media					24,246,455

Multiline Retail - 0.6%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		179,100
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	1,540,000		1,624,700	(a)(c)

Total Multiline Retail					1,803,800

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - 1.7%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	200,000	GBP	$364,041	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	395,506	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,519,926	(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,740,000		1,861,800	(a)

Total Specialty Retail					5,141,273

TOTAL CONSUMER DISCRETIONARY					41,434,304

CONSUMER STAPLES - 7.3%
Beverages - 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	470,000		504,075	(a)

Food & Staples Retailing - 1.1%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,180,998	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,267,377

Total Food & Staples Retailing					3,448,375

Food Products - 1.6%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	1,249,692	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	889,000		962,342	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	324,000	EUR	475,214	(a)
Land O’ Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	610,000		584,075	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,000,000		1,080,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	530,000		543,250	(a)

Total Food Products					4,894,573

Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		801,800	(a)

Tobacco - 4.2%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,468,605	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,319,366
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,783,043	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,873,591	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,715,626	(b)

Total Tobacco					13,160,231

TOTAL CONSUMER STAPLES					22,809,054

ENERGY - 11.2%
Energy Equipment & Services - 0.5%
Parker Drilling Co., Senior Notes	6.750%	7/15/22	740,000		757,575	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	820,000		787,266	(a)

Total Energy Equipment & Services					1,544,841

Oil, Gas & Consumable Fuels - 10.7%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	870,000		850,425	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,606,385	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,428,890		1,586,068	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		1,938,750	(b)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	800,000		760,000	(a)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,543,068	(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,050,000		1,099,444	(a)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		470,000	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		739,463	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		344,178	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		2,018,100	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		814,875	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 10.7% (continued)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		$953,945
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		686,635
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,240,737	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		1,990,271	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	700,000		782,691	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,646,250	(b)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	500,000		542,500	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,701,800	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,081,500	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,756,937	(a)
Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	490,000		532,263	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		677,403	(b)

Total Oil, Gas & Consumable Fuels					33,363,688

TOTAL ENERGY					34,908,529

FINANCIALS - 34.1%
Capital Markets - 3.1%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	3/27/14	1,300,000		979,875	(d)(e)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	4,013,463
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	1,070,371
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,593,467
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,931,250	(a)

Total Capital Markets					9,588,426

Commercial Banks - 21.9%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,951,320	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,750,000		6,123,750
BBVA International Preferred SA Unipersonal, Junior Subordinated	9.100%	10/21/14	400,000	GBP	683,483	(d)(e)
BNP Paribas Fortis SA, Junior Subordinated Notes	4.625%	10/29/49	1,900,000	EUR	2,594,561	(a)(d)(e)
BNP Paribas Fortis SA, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,854,840
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,271,330
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,894,765
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,631,047	(a)(b)(d)(e)
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	627,550	(a)(d)(e)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	1,160,000		1,186,100	(a)(d)(e)
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	900,000		976,500	(a)(b)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,871,550	(a)(b)(d)(e)
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,586,771	(d)(e)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	5,256,442	(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		1,028,180	(a)(b)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	683,416	(a)(d)(e)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	3,900,000		3,773,250	(b)(d)(e)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,570,000		1,535,986	(a)(b)(e)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,388,521	(d)
National Capital Trust I, Junior Subordinated Bond	5.620%	12/17/18	266,000	GBP	458,594	(a)(d)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		4,075,680
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,570,000		2,635,602	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,420,000	AUD	1,488,823	(d)
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	597,631	(d)(e)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Banks - 21.9% (continued)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		$2,120,158	(a)(b)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,120,000		1,133,438	(a)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	655,468	(d)(e)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,519,033	(a)(d)(e)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,915,595	(a)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,922,696	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/27/14	3,660,000		3,440,400	(d)(e)

Total Commercial Banks					67,882,480

Consumer Finance - 2.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,965,600	(b)(d)
SLM Corp., Medium-Term Notes	5.050%	11/14/14	2,400,000		2,472,000	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,880,000		2,105,600	(b)

Total Consumer Finance					6,543,200

Diversified Financial Services - 3.1%
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,570,756	(a)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,351,702	(a)(d)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,306,500	(b)(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,506,250	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,231,700	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	791,855	(d)(e)

Total Diversified Financial Services					9,758,763

Insurance - 3.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,510,253	(b)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	708,237	(d)(e)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		2,060,000	(a)(b)(d)(e)
ELM BV, Subordinated Notes	5.252%	5/25/16	550,000	EUR	776,567	(a)(d)(e)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,747,002	(a)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	682,779	(d)(e)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		347,250	(a)(b)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	730,847	(a)(d)(e)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	963,506	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,287,734	(b)

Total Insurance					10,814,175

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,230,000		1,288,425	(a)

TOTAL FINANCIALS					105,875,469

HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 0.4%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	690,000		645,150
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	620,537	(a)

Total Health Care Equipment & Supplies					1,265,687

Health Care Providers & Services - 1.9%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	779,331	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,250,668	(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	200,000	EUR	287,610	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,571,524	(b)

Total Health Care Providers & Services					5,889,133

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Pharmaceuticals - 1.0%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	$1,623,497	(a)
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	1,500,000		1,436,164	(a)(b)

Total Pharmaceuticals					3,059,661

TOTAL HEALTH CARE					10,214,481

INDUSTRIALS - 9.5%
Aerospace & Defense - 1.0%
Bombardier Inc., Senior Notes	6.125%	5/15/21	1,200,000	EUR	1,735,776	(a)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,189,000		1,239,533	(a)

Total Aerospace & Defense					2,975,309

Airlines - 3.6%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000		335,181	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	880,000		954,800	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,385,000		1,385,865	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,714,270	(a)
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	2,438,487		2,731,106
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	50,880		57,749
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	3,800,000		3,923,500	(a)

Total Airlines					11,102,471

Building Products - 0.5%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	870,000		828,675	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	699,564	(a)

Total Building Products					1,528,239

Commercial Services & Supplies - 1.4%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	220,000		226,875	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,570,000		1,679,900
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,622,363	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	500,000		550,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	420,000		409,500	(a)

Total Commercial Services & Supplies					4,488,638

Construction & Engineering - 0.5%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	410,000	EUR	580,615	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	920,000		959,100	(a)

Total Construction & Engineering					1,539,715

Electrical Equipment - 0.1%
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	139,085	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	145,558	(a)

Total Electrical Equipment					284,643

Machinery - 0.7%
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,195,000	EUR	1,762,857	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	280,000	EUR	422,385	(a)

Total Machinery					2,185,242

Marine - 0.4%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	321,753		287,969	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	176,000		177,980
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	630,000		680,400

Total Marine					1,146,349

Road & Rail - 0.6%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	215,961	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,630,000		1,786,887	(a)

Total Road & Rail					2,002,848

Transportation - 0.7%
CMA CGM, Senior Notes	8.500%	4/15/17	2,100,000		2,079,000	(a)

TOTAL INDUSTRIALS					29,332,454

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INFORMATION TECHNOLOGY - 1.4%
Computers & Peripherals - 0.7%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,000,000		$2,090,702	(b)

Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	250,000	EUR	367,082	(a)

Internet Software & Services - 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	780,000		817,050	(a)(c)

Software - 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	670,000	EUR	979,082	(a)

TOTAL INFORMATION TECHNOLOGY					4,253,916

MATERIALS - 10.2%
Chemicals - 0.7%
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	375,901	EUR	508,538	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	869,416	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	554,000	EUR	778,935	(a)

Total Chemicals					2,156,889

Construction Materials - 1.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	610,000		661,850	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	1,041,917	(a)
Lafarge SA, Senior Notes	6.625%	11/29/18	1,150,000	EUR	1,783,413	(a)

Total Construction Materials					3,487,180

Containers & Packaging - 0.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	270,000		273,712	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	500,000		508,750	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	870,000		878,700	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		963,210	(a)

Total Containers & Packaging					2,624,372

Metals & Mining - 6.3%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,008,000		1,060,920
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	500,000		584,249	(b)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	2,070,000		2,061,614	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,086,250	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		486,563	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	984,000		901,590	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	340,000		311,525	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,625,625	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,487,640	(a)
New World Resources NV, Senior Notes	7.875%	1/15/21	600,000	EUR	151,437	(a)
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	1,300,000		1,307,648	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,850,000		1,498,526
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	800,000		668,000	(a)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		746,380
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,516,318
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		348,394
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		287,300	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	990,000		942,975	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,432,251

Total Metals & Mining					19,505,205

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Paper & Forest Products - 1.3%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		$1,416,554	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	690,000		662,400	(a)
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,799,925

Total Paper & Forest Products					3,878,879

TOTAL MATERIALS					31,652,525

TELECOMMUNICATION SERVICES - 14.2%
Diversified Telecommunication Services - 11.4%
Axtel SAB de CV, Senior Secured Notes, Step bond	8.000%	1/31/20	316,000		302,570	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,331,737	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	500,000		495,000
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	4,530,000		4,343,137	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		400,313
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	625,000		701,563
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		686,725	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,795,450	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	389,383	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	319,858	(a)
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	2,023,222
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,163,124	(b)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,292,060	(b)
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	280,000		292,600
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,265,000	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	951,901	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	470,359	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	5,280,000		5,751,219	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		213,000	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		2,115,525	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,436,631	EUR	3,401,303	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,800,000		1,809,000

Total Diversified Telecommunication Services					35,514,049

Wireless Telecommunication Services - 2.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,326,750	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		695,220	(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	560,000	EUR	791,865	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	862,019	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		720,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,175,000
Sprint Corp., Senior Notes	7.125%	6/15/24	980,000		987,350	(a)

Total Wireless Telecommunication Services					8,558,204

TOTAL TELECOMMUNICATION SERVICES					44,072,253

UTILITIES - 7.3%
Electric Utilities - 2.4%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,801,800	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,056,151	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	2,250,000		2,571,919
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	1,972,679	(a)

Total Electric Utilities					7,402,549

Gas Utilities - 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,169,768	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power Producers & Energy Traders - 2.6%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	800,000		$878,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,776,000		1,966,920	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,499,150	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,702,000		1,808,375
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,016,789

Total Independent Power Producers & Energy Traders					8,169,234

Multi-Utilities - 1.9%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,364,196	(a)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,420,298	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	2,027,895

Total Multi-Utilities					5,812,389

TOTAL UTILITIES					22,553,940

TOTAL CORPORATE BONDS & NOTES (Cost - $325,108,110)					347,106,925

ASSET-BACKED SECURITIES - 2.3%
Argent Securities Inc., 2004-W10 A2	0.938%	10/25/34	816,891		786,657	(d)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.133%	6/25/33	1,696,165		1,638,486	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.310%	11/15/36	664,689		564,436	(d)
Home Equity Asset Trust, 2004-8 M1	1.028%	3/25/35	641,516		612,306	(d)
Park Place Securities Inc., 2004-WCW1 M2	0.838%	9/25/34	1,328,700		1,315,226	(d)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	895,719		930,112
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	173,263		179,498	(d)
Soundview Home Equity Loan Trust, 2005-3 M2	0.938%	6/25/35	174,561		172,901	(d)
Structured Asset Securities Corp., 2002-HF1 A	0.738%	1/25/33	1,022,767		943,608	(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $6,535,398)					7,143,230

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.4%
ARM Trust, 2004-5 4A1	4.994%	4/25/35	475,371		476,094	(d)
Bear Stearns ARM Trust, 2005-12 24A1	5.533%	2/25/36	61,566		58,476	(d)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.787%	7/27/36	263,774		266,268	(a)(d)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.820%	7/10/38	1,500,000		1,642,757	(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	291,553		294,735	(a)
HarborView Mortgage Loan Trust, 2004-10 4A	2.555%	1/19/35	337,238		341,456	(d)
JPMorgan Mortgage Trust, 2005-A5 1A2	2.865%	8/25/35	1,369,010		1,382,720	(d)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.369%	4/25/31	1,615,867		1,595,181	(d)
Sequoia Mortgage Trust, 2003-03 A1	0.817%	7/20/33	648,286		635,313	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.890%	6/25/47	853,203		763,476	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.236%	9/25/36	93,687		80,327	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $6,652,911)					7,536,803

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost - $51,609)	8.000%	1/31/20	360,800	MXN	38,173	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SENIOR LOANS - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
FTS International Inc., Term Loan B (Cost - $62,679)	8.500%	5/6/16	70,000		$71,000	(f)

SOVEREIGN BONDS - 5.8%
Brazil - 1.4%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	560,000		569,100	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	9,398,000	BRL	3,637,237
Federative Republic of Brazil, Notes	10.000%	1/1/21	687,000	BRL	245,416

Total Brazil					4,451,753

Chile - 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,573,555	(a)

Peru - 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	493,583

Russia - 1.1%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	3,070,000		3,250,363	(a)

Turkey - 1.0%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	3,000,000		2,943,750

United Arab Emirates - 0.6%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		434,865	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,543,909	(a)

Total United Arab Emirates					1,978,774

United Kingdom - 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,895,195

Venezuela - 0.4%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,860,000		1,236,900

TOTAL SOVEREIGN BONDS (Cost - $18,750,348)					17,823,873

			SHARES
COMMON STOCKS - 0.8%
FINANCIALS - 0.8%
Commercial Banks - 0.8%
Citigroup Inc.			48,867		2,317,762

INDUSTRIALS - 0.0%
Marine - 0.0%
Horizon Lines Inc., Class A Shares			139,004		97,303	*

TOTAL COMMON STOCKS (Cost - $2,611,703)					2,415,065

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Citigroup Capital XIII (Cost - $80,711)	7.875%		3,050		82,746	(d)

TOTAL INVESTMENTS - 123.1% (Cost - $359,853,469#)					382,217,815
Liabilities in Excess of Other Assets - (23.1)%					(71,649,161)

TOTAL NET ASSETS - 100.0%					$310,568,654

†	Face amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

Summary of Investments by Country**

United States	39.7%
United Kingdom	14.7
France	5.6
Russia	4.4
Brazil	4.1
Australia	3.1
Italy	2.9
Netherlands	2.8
Spain	2.6
Mexico	2.2
Luxembourg	2.1
Canada	1.9
Germany	1.8
Belgium	1.3
Chile	1.2
Qatar	1.2
Switzerland	1.0
United Arab Emirates	0.9
Colombia	0.9
Trinidad and Tobago	0.9
Turkey	0.8
Malaysia	0.7
South Africa	0.5
Finland	0.5
Ireland	0.4
Venezuela	0.3
India	0.3
Japan	0.2
Kazakhstan	0.2
Poland	0.2
Sweden	0.2
Argentina	0.2
Peru	0.1
Indonesia	0.1
Czech Republic	0.0 †

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of January 31, 2014 and are subject to change.

†	Represents less than 0.1%.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$347,106,925	—	$347,106,925
Asset-backed securities	—	7,143,230	—	7,143,230
Collateralized mortgage obligations	—	7,536,803	—	7,536,803
Convertible bonds & notes	—	38,173	—	38,173
Senior loans	—	71,000	—	71,000
Sovereign bonds	—	17,823,873	—	17,823,873
Common stocks	$2,415,065	—	—	2,415,065
Preferred stocks	82,746	—	—	82,746

Total investments	$2,497,811	$379,720,004	—	$382,217,815

Other financial instruments:
Forward foreign currency contracts	—	$298,174	—	$298,174

Total	$2,497,811	$380,018,178	—	$382,515,989

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$1,736,235	—	$1,736,235

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of January 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,736,235. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$28,348,736
Gross unrealized depreciation	(5,984,390)

Net unrealized appreciation	$22,364,346

Transactions in reverse repurchase agreements for the Fund during the period ended January 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$76,000,000	0.74%	$76,000,000

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.74% to 0.74% during the period ended January 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $147,677.

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2014, the Fund had the following open repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Barclays	0.74%	10/22/2013	4/28/2014	$72,000,000
Barclays	0.74%	10/28/2013	4/28/2014	4,000,000

				$76,000,000

On January 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $95,666,365.

At January 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank N.A.	125,309	$205,974	2/18/14	$5,974
British Pound	Citibank N.A.	200,000	328,746	2/18/14	397
British Pound	UBS AG	90,411	148,611	2/18/14	(1,389)
Euro	Citibank N.A.	146,275	197,281	2/18/14	(2,719)
Euro	UBS AG	1,500,000	2,023,057	2/18/14	(9,454)

					(7,191)

Contracts to Sell:
British Pound	Morgan Stanley	13,032,869	21,422,500	2/18/14	(546,451)
British Pound	UBS AG	12,542,187	20,615,952	2/18/14	(505,809)
Canadian Dollar	Morgan Stanley	1,583,776	1,421,522	2/18/14	91,415
Euro	Citibank N.A.	2,400,000	3,236,891	2/18/14	(28,175)
Euro	Citibank N.A.	150,000	202,306	2/18/14	1,654
Euro	Citibank N.A.	11,000,000	14,835,750	2/18/14	194,320
Euro	Morgan Stanley	1,300,000	1,753,316	2/18/14	4,414
Euro	Morgan Stanley	39,696,740	53,539,172	2/18/14	(630,960)
Euro	UBS AG	10,901,247	14,702,561	2/18/14	(11,278)

					(1,430,870)

Net unrealized loss on open forward foreign currency contracts					$(1,438,061)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2014.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$298,174	$(1,736,235)	$(1,438,061)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$3,856,344
Forward foreign currency contracts (to sell)	122,937,978

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014